SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                February 23, 2004
                Date of Report (Date of earliest event reported)


                            Valmont Industries, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                             0-3701                   47-0351813
(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation)                                         Identification No.)



One Valmont Plaza
Omaha, Nebraska                                                68154
(Address of principal executive offices)                     (Zip Code)


                                 (402) 963-1000
                         (Registrant's telephone number,
                              including area code)


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Item 5.  Other Events.

     Valmont Industries, Inc. issued a press release on February 23, 2004 announcing the signing of a definitive agreement to acquire Newmark International, Inc. The press release is attached as an exhibit and incorporated by reference.

Item 7(c).  Exhibits.

     99.1 Press release dated February 23, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Valmont Industries, Inc.

Date:  February 23, 2004
                                           By:  /s/ Terry J. McClain
                                                ---------------------------
                                                Name:  Terry J. McClain
                                                Title: Senior Vice President and
                                                       Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit       Description                                              Page No.

99.1      Press release dated February 23, 2004..........................